SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2012

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting of Shareholders of ProAssurance Corporation, held on May 16, 2012, our shareholders voted on four proposals with the following outcomes:
(a)    M. James Gorrie, Anthony R. Tersigni, Ed.D., Frank A. Spinosa, D.P.M., and Thomas A.S. Wilson, Jr., M.D. were elected to the Board to serve a three-year term ending at the Annual Meeting of Shareholders in 2015 and until their successors are elected and qualified. Voting was as follows:

	For	Withheld
M. James Gorrie	24,671,887	207,725
Frank A. Spinosa	23,541,382	1,338,230
Anthony R. Tersigni	24,585,967	293,645
Thomas A. S. Wilson, Jr.	24,587,342	292,270

(b) John J. McMahon was re-elected to the Board to serve a one-year term ending at the Annual Meeting of Shareholders in 2013 and until his successor is elected and qualified. Voting was as follows:

	For	Withheld
John J. McMahon, Jr.	23,957,771	921,841

(c)The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year-ending December 31, 2012 was ratified by the following vote:

For	Withheld	Abstain
26,743,186	214,154	1,982

(d)The 2011 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

For	Withheld	Abstain
24,253,354	605,679	20,579

There were a total of 2,079,710 broker non-votes on matters (a), (b) and (d).

William H Woodhams, M.D. and Wilfred W. Yeargan, M.D. did not stand for re-election due to age-related requirements as set forth in our By-Laws.

Item 7.01 REGULATION FD DISCLOSURE
On May 16, 2012, we issued news releases reporting the Board actions described in Items 5.07 and 8.01. We have included a copy of these releases in this Current Report on Form 8K as exhibits 99.1 and 99.2.

Item 8.01 OTHER EVENTS
Declaration of Dividend
On May 16, 2012, our Board of Directors declared a quarterly dividend of $0.25 per common share. The record date for the dividend is June 27,2012 and the payment date is July 11, 2012. Under the dividend policy announced September 7, 2011, our Board of Directors anticipates a total annual dividend of $1.00 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends is subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Election of Vice-Chairman
On May 16, 2012, our Board elected Victor T. Adamo as Vice-Chairman. Our Chairman and CEO, W. Starncil Starnes, was elected to the office of President.
Election of Lead Director
On May 16, 2012, Robert E. Flowers, M.D. was elected by a unanimous vote of the non-employee, independent directors of ProAssurance.to serve as our Lead Director, effective immediately. Dr. Flowers replaces Wilfred W. Yeargan, M.D., who did not stand for re-election due to age-related requirements as set forth in our By-Laws.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 Our news release, dated May 16, 2012, announcing actions taken by our Board at their meeting on May 16, 2012.
99.2 Our news release, dated May 16, 2012, announcing the results of voting at the 2012 Annual Meeting of Shareholders.
We are furnishing Exhibits 99.1 and 99.2 to this Current Report on Form 8-K in support of Item 7.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2012
PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil Senior Vice-President